Exhibit 10.1

Execution Version
STOCK PURCHASE AGREEMENT
THIS STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of January 9, 2017, is entered into between Thomas W. Brown and David L. Mann, each individuals whose business address is c/o GlobalSCAPE, Inc., 4500 Lockhill Selma Road, Suite 150, San Antonio, Texas 78249 (each, a “Seller,” and together, the “Sellers”), and 210/GSB Acquisition Partners, LLC, a Texas limited liability company, located at 8214 Westchester Drive, Suite 950, Dallas, Texas 75225 (the “Buyer”).
WHEREAS, Mr. Brown owns an aggregate of 5,600,393 shares of common stock, par value $0.001 (the “Common Stock”), of GlobalSCAPE, Inc., a Delaware corporation (the “Company”);
WHEREAS, Mr. Mann owns an aggregate of 1,626,971 shares of the Common Stock of the Company; and
WHEREAS, the Sellers wish to sell to the Buyer, and the Buyer wishes to purchase from the Sellers, 3,000,000 shares of Common Stock from Mr. Brown and 200,000 shares of Common Stock from Mr. Mann (collectively, the “Shares”), for a purchase price of $3.88 per Share in cash, with $11,640,000 in cash to be paid for the Shares to be sold by Mr. Brown and $776,000 in cash to be paid for the Shares to be sold by Mr. Mann (the “Purchase Price”), all subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.          Purchase and Sale.  Subject to the terms and conditions set forth herein, at the Closing (as defined in Section 2), the Sellers shall sell, transfer and assign to the Buyer, and the Buyer shall purchase from Seller, all of Seller's right, title and interest in and to the Shares.  The purchase price for the Shares shall be the Purchase Price.
2.          Closing.  Subject to the terms and conditions contained in this Agreement, the purchase and sale of the Shares contemplated hereby shall take place at a closing (the “Closing”) to be held at 12:00 P.M., Central Time, on January 9, 2017 (the “Closing Date”) at a location mutually agreed upon by the Buyer and the Sellers.  At the Closing, the Sellers shall, or shall cause the Company’s transfer agent to, deliver to the Buyer the Shares, free and clear of all Encumbrances (as defined below), other than applicable transfer restrictions under federal and state securities laws, rules and regulations and any restrictions set forth in this Agreement together with such instruments of transfer in form and substance reasonably satisfactory to the transfer agent of the Company to evidence the transfer of the Shares, and Buyer shall deliver to each Seller the Purchase Price by wire transfer of immediately available funds to the applicable account of each Seller, as designated in writing by such Seller to the Buyer no later than one business day before the Closing.

Execution Version

3.          Closing Conditions.
(a)          The obligation of each Seller to sell, transfer and assign the Shares to the Buyer hereunder is subject to the satisfaction of the following conditions as of the Closing:
(i)          the representations and warranties of the Buyer in Section 5 hereof shall be true and correct in all material respects on and as of the Closing Date with the same effect as though made at and as of such date;
(ii)          the Buyer shall have performed and complied  with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date; and
(iii)          the Sellers shall have received a certificate, dated as of the Closing Date and signed by the Buyer, providing that each of the conditions set forth in this Section 3(a) have been satisfied.
(b)          The obligation of the Buyer to purchase the Shares from each Seller is subject to the satisfaction of the following conditions as of the Closing:
(i)          the representations and warranties of each Seller in Section 4 shall be true and correct in all material respects on and as of the Closing Date with the same effect as though made at and as of such date;
(ii)          each Seller shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date;
(iii)          each Seller shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the transactions contemplated herein;
(iv)          trading in the Company's Common Stock shall not have been suspended (or threatened to be suspended) by the Securities and Exchange Commission or the principal market on which the Common Stock is listed or quoted for trading;
(v)          there shall not be any actions, suits, claims, investigations or other legal proceedings pending or threatened in writing that challenge or seek to prevent,  enjoin or otherwise delay the transactions contemplated by this Agreement;
(vi)          the Confidential Disclosure Agreement, dated October 5, 2016, by and among the Company, 210 Capital, LLC and RHA, Inc., and solely for the purposes of Sections 12 and 13 therein, Mr. Webb and Mr. Alpert, shall have been terminated and all of the terms, conditions and provisions thereof shall have no further force or effect, including, without limitation, Section 13 thereof;

Execution Version

(vii)          the Company shall have issued irrevocable instructions to its transfer agent to deliver the Shares to the Buyer in a form reasonably satisfactory to the Buyer, and the transfer agent shall have accepted such instructions;
(viii)           the Company shall have caused the transfer agent of the Common Stock to deliver, on an expedited basis,  a stock certificate representing the Shares to the Buyer;

(ix)          Buyer shall have received evidence in a form reasonably satisfactory to the Buyer that the board of directors of the Company has taken and will take all actions necessary to ensure that the restrictions applicable to business combinations contained in the Delaware General Corporation Law are, and will be, inapplicable to the execution, delivery and performance by such Seller of this Agreement and the transactions contemplated hereby;
(x)          there shall have been no event or circumstance that has had any material adverse effect on (A) the ability of either Seller to perform his obligations under this Agreement or (B) the legality, validity, binding effect or enforceability against either Seller of any provision of this Agreement; and
(xi)          Buyer shall have received a certificate, dated as of the Closing Date and signed by each Seller, providing that each of the conditions set forth in this Section 3(b) have been satisfied.
4.          Representations and Warranties of Sellers.  Each of the Sellers hereby represents and warrants, severally and not jointly, to the Buyer as follows:
(a)           Such Seller has the requisite capacity to execute and deliver this Agreement, to carry out his obligations hereunder, and to consummate the transactions contemplated hereby.  Such Seller has obtained all necessary approvals for the execution and delivery of this Agreement, the performance of his obligations hereunder, and the consummation of the transactions contemplated hereby.  This Agreement has been duly executed and delivered by such Seller and (assuming due authorization, execution and delivery by the Buyer) constitutes such Seller's legal, valid and binding obligation, enforceable against such Seller in accordance with its terms except as such enforceability may be subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and to general equitable principles.
(b)          The Shares have been duly authorized, are validly issued, fully paid and non-assessable and are owned of record and beneficially by such Seller, and such Seller has good, valid and marketable title to the Shares free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind, as well as any preemptive rights, rights of first refusal or other similar rights (“Encumbrances”), other than applicable transfer restrictions under federal and state securities laws, rules and regulations.  To each Seller’s knowledge, there are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the Shares.  Upon consummation of the transactions contemplated

Execution Version
by this Agreement, the Buyer shall own the Shares, free and clear of all Encumbrances, other than applicable transfer restrictions under federal and state securities laws, rules and regulations.
(c)          The execution, delivery and performance by such Seller of this Agreement does not conflict with, violate or result in the breach of, or create any Encumbrance on the Shares pursuant to, any agreement, instrument, order, judgment, decree, law or governmental regulation to which such Seller is a party or is subject or by which the Shares are bound.
(d)          To the knowledge of such Seller, no governmental, administrative or other third party consents or approvals are required by or with respect to such Seller in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.
(e)          There are no actions, suits, claims, investigations or other legal proceedings pending or, to the knowledge of such Seller, threatened against or by such Seller that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.
(f)          No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of such Seller.
(g)          Such Seller has not relied upon any representation or other information from the Buyer (whether written or oral) other than as set forth in this Agreement.
(h)          Such Seller has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the sale of his Shares and has independently and without reliance upon the Buyer or its agents made his own analysis and decision to sell the Shares.
(i)          The board of directors of the Company has taken and will take all actions necessary to ensure that the restrictions applicable to business combinations contained in the Delaware General Corporation Law are, and will be, inapplicable to the execution, delivery and performance by such Seller of this Agreement and the transactions contemplated hereby.
(j)          Each Seller acknowledges that (i) the Buyer is relying on the Sellers’ representations, warranties, acknowledgments and agreements in this Agreement as a condition to proceeding with the transactions contemplated by this Agreement; and (ii) without such representations, warranties and agreements, the Buyer would not enter into this Agreement or engage in the transactions contemplated by this Agreement.
5.          Representation and Warranties of Buyer. The Buyer hereby represents and warrants to the Sellers as follows:
(a)          The Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Texas.  The ultimate beneficial owners of the equity capital of the Buyer are Mr. Alpert and Mr. Webb.

Execution Version

(b)          The Buyer has all requisite power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery by the Buyer of this Agreement, the performance by the Buyer of its obligations hereunder and the consummation by the Buyer of the transactions contemplated hereby have been duly authorized by all requisite limited liability company action on the part of Buyer.  This Agreement has been duly executed and delivered by Buyer and (assuming due execution and delivery by Sellers) this Agreement constitutes a legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and to general equitable principles.
(c)          The Buyer is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).  The Buyer and each of its Affiliates and Associates (as defined in Rule 12b-2 promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act (of 1934, as amended (the “Exchange Act”)) is knowledgeable, sophisticated and experienced in business and financial matters and has previously invested in securities similar to the Shares.  The Buyer is acquiring the Shares solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof.  The Buyer acknowledges that the Shares are not registered under the Securities Act or any state securities laws, rules and regulations and that the Shares may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and subject to state securities laws, rules and regulations, as applicable.  The Buyer understands and agrees that the certificate(s) representing such Shares will contain the appropriate legend required by the Securities Act, as set forth on Exhibit A attached hereto.
(d)          The Buyer and its Affiliates and Associates have been privy to information regarding the Company including, without limitation, (i) the Annual Report of the Company on Form 10-K for the year ended December 31, 2015 and all subsequent public filings of the Company with the SEC, (ii) other publicly available information regarding the Company, (iii) information regarding the Company including certain material non-public information (including, without limitation, financial projections, future capital expenditures, business strategies and operating results) and (iv) such other information that it and its Affiliates and Associates deem necessary to make its decision to enter into the transactions contemplated by this Agreement.  The Buyer and its Affiliates and Associates have been given an opportunity to ask questions regarding the condition of the Company, financial and otherwise, including the current and potential value of the Common Stock.  The Buyer further acknowledges that the Company has furnished it with all such financial and other information concerning the Company which the Buyer or any of its Affiliates or Associates has requested.  The Buyer acknowledges and understands that the Sellers possess material non-public information not known to the Buyer and its Affiliates and Associates that may impact the value of the Shares, that Sellers and the Company are unable to disclose to Buyer including, without limitation, (i) information received by principals and employees of the Company, including the Sellers, in their capacities as directors, officers, significant stockholders and/or Affiliates of the Company, (ii) information otherwise received from the Company on a confidential basis, and (iii) information received on a privileged basis from the attorneys and financial advisers representing the Company and its Board of Directors.  The Buyer understands,

Execution Version
based on its experience, the disadvantage to which the Buyer is subject due to the disparity of information between the Buyer and the Sellers.  Notwithstanding this disadvantage, the Buyer has deemed it appropriate to engage in the transactions contemplated by this Agreement.
(e)          The Buyer has not been solicited by anyone on behalf of the Sellers to enter into this transaction.
(f)          The Buyer has sufficient funds to purchase the Shares.
(g)          The Buyer acknowledges that (i) the Sellers are relying on the Buyer’s representations, warranties, acknowledgments and agreements in this Agreement as a condition to proceeding with the transactions contemplated by this Agreement; and (ii) without such representations, warranties and agreements, the Sellers would not enter into this Agreement or engage in the transactions contemplated by this Agreement.
6.          Survival.  All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Closing hereunder.  Notwithstanding anything to the contrary set forth in this Agreement, the Buyer agrees that the Company, the Sellers and  their Affiliates, Associates, directors, officers, members, principals, stockholders, partners, employees and agents shall have no liability to the Buyer or its Affiliates, Associates, principals, stockholders, partners, members, employees and agents, whatsoever due to or in connection with the Sellers’ use or non-disclosure of material, non-public information in connection with the transactions contemplated by this Agreement, and the Buyer hereby irrevocably waives on behalf of itself and its Affiliates and Associates any claim that any of them might have based on the failure of the Sellers or the Company to disclose any material, non-public information.
7.          Indemnification.
(a)          Each Seller shall, severally in proportion to the amount of the Purchase Price received by him and not jointly, indemnify the Buyer and hold the Buyer harmless against and in respect of any and all losses, liabilities, damages, obligations, claims, Encumbrances, costs and expenses (including, without limitation, reasonable attorneys’ fees) (collectively, “Losses”) incurred by the Buyer resulting from any breach of any representation, warranty, covenant or agreement made by the Sellers herein or in any instrument or document delivered to the Buyer pursuant hereto.
(b)          The Buyer hereby agrees to indemnify, defend and hold the Sellers and the Company harmless from and against all Losses incurred by the Sellers or the Company, resulting from any breach of any representation, warranty, covenant or agreement made by the Buyer herein or in any instrument or document delivered to the Sellers pursuant hereto.
(c)          The indemnified party shall give prompt notice to the indemnifying party of an event giving rise to the obligation to indemnify, allow the indemnifying party to assume and conduct the defense of the claim or action, and cooperate with the indemnifying party in the defense thereof.  If the party obligated to indemnify and hold the other harmless wrongfully refuses to assume the defense of the party seeking indemnification, the party refusing to indemnify shall be responsible for all legal and other expenses incurred by the other party in connection with the

Execution Version

investigation or defense of such claim or action including, without limitation, expenses incurred in enforcing such obligation to indemnify.
(d)          Any indemnifiable claim with respect to any breach or nonperformance by any party of a representation, warranty, covenant or agreement shall be limited to the amount of actual damages sustained by the indemnified party by reason of such breach or nonperformance.  Notwithstanding anything to the contrary elsewhere in this Agreement, no party or its Affiliates, Associates or advisors shall in any event be liable to any other party or its Affiliates, Associates or advisors for any consequential damages, including, but not limited to, loss of future revenue or income, cost of capital, or loss of business reputation or opportunity.  Each party further agrees that it shall not seek punitive damages as to any matter relating to this Agreement or the transactions contemplated by it.
8.          Release of Company.  Each of the Buyer and the Sellers hereby irrevocably and unconditionally waives and releases the Company and its officers, directors, employees, agents Affiliates, Associates, or advisors from all claims that the Buyer or the Sellers or any of their respective Affiliates, Associates or advisors might have (whether for damages, rescission or any other relief) based on the Company’s possession or non-disclosure of material, non-public information to Buyer and Sellers.
9.          Standstill.   The Buyer agrees that, from the date of this Agreement until the date that is the first anniversary of the Closing Date (the “Standstill Period”), neither it nor any of its Affiliates or Associates will, and it will cause each of its Affiliates and Associates not to, directly or indirectly, in any manner, acting alone or in concert with others, take any of the following actions or advise, recommend, request, encourage, solicit, influence or induce any other Person (as defined in Section 3(a)(9) of the Exchange Act) to take any of the following actions, or announce any intention to take of the following actions:
(a)          make any stockholder proposal pursuant to Rule 14a-8 promulgated by the SEC under the Exchange Act or otherwise or give any notice of nomination or other business for consideration, or nominate any candidate for election to the board of directors of the Company (the “Board”);
(b)          engage in, directly or indirectly, any “solicitation” (as defined in Rule 14a-1 of Regulation 14A) of proxies (or written consents) or otherwise become a “participant in a solicitation” (as such term is defined in Instruction 3 of Schedule 14A of Regulation 14A under the Exchange Act) in opposition to the recommendation or proposal of the Board, or recommend or request or induce or attempt to induce or seek to advise, encourage or influence any other Person with respect to the voting of any voting stock of the Company (including any withholding from voting) or grant a proxy with respect to the voting of any voting stock of the Company to any Person other than to the Board or Persons appointed as proxies by the Board;
(c)          form, join in or in any other way participate in a “partnership, limited partnership, syndicate or other group” within the meaning of Section 13(d)(3) of the Exchange Act with respect to the voting stock of the Company or deposit any shares of voting stock of the Company in a voting trust or similar arrangement or subject any shares of voting stock of the Company to any voting agreement or pooling arrangement;

Execution Version

(d)          vote for any nominee or nominees for election to the Board, other than those nominated or supported by the Board;
(e)          seek to place a representative or other Affiliate, Associate or nominee on the Board or seek the removal of any member of the Board or a change in the size or composition of the Board or the committees thereof;
(f)          acquire or agree, offer, seek or propose to acquire, or cause to be acquired, ownership (including beneficial ownership) of any of the assets or business of the Company or any rights or options to acquire any such assets or business from any Person;
(g)          other than at the direction of the Board or any committee thereof, seek, propose, or make any statement with respect to, or solicit, negotiate with, or provide any information to any Person with respect to, a merger, consolidation, acquisition of control or other business combination, tender or exchange offer, purchase, sale or transfer of assets or securities, dissolution, liquidation, reorganization, change in structure or composition of the Board, change in the executive officers of the Company, change in capital structure, recapitalization, dividend or distribution or change in dividend or distribution policy, share repurchase or similar transaction involving the Company, its subsidiaries or its business, whether or not any such transaction involves a change of control of the Company;
(h)          acquire, publicly announce an intention to acquire, offer or propose to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, beneficial ownership of any of the assets or voting stock of the Company that, together with any voting stock beneficially owned thereby, represents in the aggregate (amongst the Buyer and any Affiliates, Associates or advisors thereof) in excess of 20% of the Company’s outstanding voting stock; or sell, offer or agree to sell, directly or indirectly, through swap or hedging transactions or otherwise, voting rights decoupled from the underlying voting stock of the Company held by the Buyer and its Affiliates or Associates;
(i)          disclose publicly, or privately in a manner that could reasonably be expected to become public, any intention, plan or arrangement inconsistent with the foregoing or publicly request or advance any proposal to amend, modify or waive the terms of this Agreement; provided that the Buyer may make confidential requests to the Board to amend, modify or waive any provision of this Section 9, which the Board may accept or reject in its sole discretion, so long as any such request is not publicly disclosed by the Buyer and is made by the Buyer in a manner that does not require the public disclosure thereof by the Company, the Buyer or any other Person;
(j)          institute, solicit, assist or join any litigation, arbitration or other proceeding against or involving the Company or any of its current or former directors or officers (including derivative actions) in order to effect or take any of the actions expressly prohibited by this Section 9 or otherwise take any action challenging the validity or enforceability of any provisions of this Section 9 (other than to enforce the provisions of this Agreement or to make a counterclaim relating to this Agreement); or

Execution Version

(k)          enter into any negotiations, discussions, agreement, arrangement or understanding with any Person concerning any of the foregoing (other than this Agreement) or encourage or solicit any Person to undertake any of the foregoing activities.
The foregoing provisions of this Section 9 shall not be deemed to prohibit the Buyer or its directors, officers, partners, employees, members or agents (acting in such capacity) from communicating privately with the Company's executive officers, directors, or such other Person(s) as the Company may designate in writing  (which communications may include referring and recommending additional director candidates to the Board for its consideration).
10.          Further Assurances.  Following the Closing, each of the parties hereto shall execute and deliver such additional documents, instruments, conveyances and assurances, and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.
11.          Termination.  This Agreement may be terminated at any time prior to the Closing (a) by the mutual written consent of Buyer and the Sellers or (b) by either Buyer or the Sellers if (i) a breach of any provision of this Agreement has been committed by the other party and such breach has not been cured within 30 days following receipt by the breaching party of written notice of such breach, or (ii) the Closing does not occur by January 30, 2017 (the “Outside Date”). Upon termination, all further obligations of the parties under this Agreement shall terminate without liability of any party to the other parties to this Agreement, except that no such termination shall relieve any party from liability for any fraud or willful breach of this Agreement.
12.          Expenses.  All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.
13.          Adjustment.  Notwithstanding anything herein to the contrary, if at any time after the date of this Agreement and prior to the Closing, any change to the Common Stock of the Company shall occur by reason of any spin-off, split-off, reclassification, recapitalization, stock split or combination or stock dividend, then the Purchase Price and/or the number of purchased Shares, as applicable, will be appropriately adjusted to provide to the Buyer the same economic effect as contemplated by this Agreement prior to such action, and as so adjusted will, from and after the date of such event, be the Purchase Price and/or number of purchased Shares, as applicable, subject to further adjustment in accordance with this provision.
14.          Notices.  All notices, requests, consents, claims, demands, waivers and other communications hereunder (each, a “Notice”) shall be in writing and addressed to the parties at the addresses set forth on the first page of this Agreement (or to such other address that may be designated by the receiving party from time to time in accordance with this section).  All Notices shall be delivered by personal delivery, nationally recognized overnight courier (with all fees pre-paid), facsimile or e-mail of a PDF document (with confirmation of transmission) or certified or registered mail (in each case, return receipt requested, postage prepaid).  Except as otherwise provided in this Agreement, a Notice is effective only (a) upon receipt by the receiving party, and (b) if the party giving the Notice has complied with the requirements of this Section.

Execution Version

15.          Entire Agreement.  This Agreement constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.
16.          Successor and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.  No party may assign any of its rights or obligations hereunder without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld or delayed.
17.          Headings.  The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.
18.          Amendment and Modification; Waiver.  This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto.  No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving.  Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.
19.          Severability.  If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.  Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.
20.          Governing Law; Submission to Jurisdiction.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction).  Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States or the courts of the State of Texas in each case located in the city of Austin and County of Travis, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.  Service of process, summons, notice or other document by mail to such party's address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

Execution Version

21.          Third Party Beneficiaries. The Company is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto. Except as set forth in the preceding sentence, this Agreement shall not confer any rights, benefits or remedies to any Person not a party hereto.
22.          Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement.  A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.
BUYER 210/GSB ACQUISITION PARTNERS, LLC

By: 210 Capital, LLC
Its: Sole Member of 210/GSB Acquisition Partners, LLC

By: Covenant RHA Partners, L.P.
Its: Member of 210 Capital, LLC

By:___________________________
Name: Robert H. Alpert
Title: Authorized Signatory

By: CCW/LAW Holdings, LLC
Its: Member of 210 Capital, LLC

By:___________________________
Name: C. Clark Webb
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.
SELLERS
_________________________________ Thomas W. Brown ________________________________ David L. Mann

CONSENT OF SPOUSE
The undersigned spouse of Thomas W. Brown by her execution hereof, hereby acknowledges and represents to the parties to this Agreement as follows:  (i) that I have had the opportunity to read the Agreement to which my signature is affixed and to ask questions of my spouse as to its meaning and effect on my interest, if any, in the Shares; (ii) that I have either consulted an attorney as to the legal effect of the foregoing Agreement, or have consciously chosen not to do so; (iii) that I fully consent and agree to the terms and provisions of this Agreement insofar as it may affect any interest that I might have in the Shares; (iv) that my spouse has the sole power and authority to sell the Shares pursuant to the Agreement, and that my signature hereof shall in no way indicate or imply that my spouse does not possess such authority; and (v) that, if I do not have a community property interest in my spouse’s Shares, no such interest shall be implied by my signature hereon.
Bonnie Brown

CONSENT OF SPOUSE
The undersigned spouse of David L. Mann by her execution hereof, hereby acknowledges and represents to the parties to this Agreement as follows:  (i) that I have had the opportunity to read the Agreement to which my signature is affixed and to ask questions of my spouse as to its meaning and effect on my interest, if any, in the Shares; (ii) that I have either consulted an attorney as to the legal effect of the foregoing Agreement, or have consciously chosen not to do so; (iii) that I fully consent and agree to the terms and provisions of this Agreement insofar as it may affect any interest that I might have in the Shares; (iv) that my spouse has the sole power and authority to sell the Shares pursuant to the Agreement, and that my signature hereof shall in no way indicate or imply that my spouse does not possess such authority; and (v) that, if I do not have a community property interest in my spouse’s Shares, no such interest shall be implied by my signature hereon.
Dana Mann

Execution Version
Exhibit A
Form of Stock Certificate Legend
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF THE COMPANY’S COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

Exhibit A